Bingham McCutchen LLP
                               150 Federal Street
                           Boston, Massachusetts 02110

                                 August 4, 2004

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Diversified Investors Funds Group I
                  (File Nos. 33-61810 and 811-07674)

Ladies and Gentlemen:

         On behalf of our client, Diversified Investors Funds Group I, a Massachusetts business trust (the "Trust"), we are filing this letter to serve as notification of the existence of a Spanish-language version of the prospectuses and statement of additional information for the series of the Trust. The English-language form of the prospectuses and statement of additional information for the Trust are included in the Trust's registration statement on Form N-1A which was filed electronically with the Securities and Exchange Commission on April 30, 2004 pursuant to Rule 485(b) under the Securities Act of 1933 (EDGAR Accession No. 0000950123-04-005507).

         Pursuant to Rule 306(a) of Regulation S-T, the Registrant represents that, to the best of its knowledge, the prospectuses and statement of additional information are fair and accurate Spanish translations of the corresponding English-language documents.

         Please call the undersigned at (617) 951-8567 with any comments or questions you may have.


                                            Sincerely,

                                            /s/ Paul B. Raymond

                                            Paul B. Raymond